CONFIDENTIAL	Exhibit 10

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission.

MASTER SERVICES AGREEMENT

THIS MASTER SERVICES AGREEMENT (this “Agreement”) is entered into as of April 24, 2006 (the “Effective Date”) by and between ADVO, Inc., a Delaware corporation having its principal office at One Targeting Centre, Windsor, CT 06095 (“ADVO”), and Affinity Express, Inc., a Delaware Corporation having its principal office at 2200 Point Blvd., Suite 130, Elgin, IL 60123 (“AE”).

R  E  C  I  T  A  L  S:

WHEREAS, ADVO is a provider of a wide variety of direct mail advertising materials for home delivery including ShopWise Wrap, Missing Child Card and ADVO Supplied Inserts;

WHEREAS, AE is a provider of graphic print production services; and

WHEREAS, ADVO wishes to engage AE to provide certain graphic print production services and AE is willing and able to provide such services to ADVO, all on the terms and subject to the conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

ARTICLE 1

ENGAGEMENT OF AE; THE SERVICES

1.1    Engagement of AE.    Subject to the terms and conditions of this Agreement, ADVO hereby engages AE to render, and AE hereby agrees to provide, the “Services,” which for purposes of this Agreement means:

(a)    The services, functions, processes and responsibilities described in the statement of work attached hereto as Schedule 1.1 (the “Statement of Work”);

(b)    The services, functions, processes and responsibilities described in any Additional Statement of Work (as defined in Section 1.2); and

(c)    Any service, function, process and/or responsibility not specifically described in the Statement of Work or any Additional Statement of Work, but which is necessary for, or incidental to, the proper performance and provision of the services, functions, processes and responsibilities described in subsections (a) and (b) above.

1.2    Additional Statements of Work.    From time to time during the Term (as defined in Section 13.1), ADVO and AE may mutually agree on the nature and scope of specific additional services to be rendered by AE to ADVO. The additional services, if any, to be so rendered by AE, and the compensation to be paid for such services, if any, by ADVO, shall be described in one or more additional statements of work in substantially the form attached hereto as Schedule 1.2 (each, an “Additional Statement of Work”). Each Additional Statement of Work shall be executed by an authorized representative of each party. Upon the joint execution of an

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

Additional Statement of Work, AE will be obligated to render the services described in such Additional Statement of Work in accordance with the terms and conditions of this Agreement and such Additional Statement of Work.

1.3    Non-Exclusive Engagement.    ADVO’s engagement of AE under this Agreement is non-exclusive and shall not limit ADVO’s right to engage its own employees and/or third parties (including, without limitation, other vendors or independent contractors) to render services of any nature to ADVO including, without limitation, the Services. AE’s engagement under this Agreement is non-exclusive and shall not limit AE’s right to render similar services to other third parties, subject to AE and any such third party complying with confidentiality and related provisions contained herein.

1.4    Transition of Services; Training.

(a)    The Services will be transitioned from ADVO to AE in accordance with the transition plan attached hereto as Schedule 1.4(a).

ARTICLE 2

SERVICE LEVELS; SCHEDULING; COMPLIANCE WITH LAWS

2.1    Service Levels.

(a)    AE shall perform the Services in accordance with the specifications, requirements, service levels and quality control standards set forth in Schedule 2.1(a) (the “Service Levels”). AE shall perform any Service that does not have an expressly defined Service Level in a professional and workmanlike manner, consistent with the highest standards in the industry.

(b)    AE will implement and operate all tools, systems, processes and procedures necessary to accurately measure, monitor and report its actual performance relative to applicable Service Levels. ADVO shall have the right to audit such tools, systems, processes and procedures in accordance with the provisions of Section 8.8.

(c)    AE will ensure that no deliverable or data provided by AE, or under the direction of AE, to ADVO contains or executes any virus, bug, Trojan horse, worm or other code (a “Virus”) that would delay or disrupt the use of any computer system, database, software, equipment or web site. If a Virus is found to have been introduced into any computer system, database, software, equipment or web site, AE will: (i) immediately notify ADVO in writing of such introduction and (ii) at no additional charge to ADVO (A) provide all assistance necessary to remove such Virus and (B) if the Virus has caused an interruption of the Services, a loss of AE’s operational efficiency or loss of data, assist ADVO to mitigate such interruption and losses and restore the lost data. ADVO reserves its right to pursue any remedy that may be available.

(d)    For any software used by AE in connection with its provision of the Services, AE will not insert into such software any code that would have the effect of disabling or otherwise shutting down all or any portion of the Services. AE represents and warrants that no disabling code may be part of any software used by AE in connection with its provision of the Services.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

(e)    AE shall ensure that all Services, equipment, systems, networks, software and other resources utilized by AE in connection with its performance of the Services will be fully integrated and interfaced with, and will be compatible with, ADVO’s equipment, systems, networks, software and other resources. To the extent any interfaces must be developed or modified in order for AE to meet its obligations under this Section 2.1(e), AE shall develop or modify such interfaces, at its own cost, as part of the Services. To the extent necessary to fulfill its obligations under this Section 2.1(e), AE shall provide ADVO with: (i) relevant written information concerning any or all of the equipment, systems, networks, data and computer environments used by AE in providing the Services and (ii) access to AE’s equipment, systems, networks, data and computer environments.

(f)    If any incident shall occur that contributes to AE failing to provide any portion of the Services in accordance with the applicable Service Level, then AE shall, within five (5) days following the occurrence of such incident and at the sole expense of AE, perform and provide to ADVO a root-cause analysis relating to such incident.

2.2    Delivery Schedule.

(a)    AE shall perform the Services in accordance with the delivery schedule set forth in the Service Levels (the “Delivery Schedule”). If AE is unable to meet the Delivery Schedule (as it may be modified from time to time in accordance with the provisions of Sections 2.2(b) or 2.2(c)) for any reason, then AE shall immediately notify ADVO in writing, which writing shall: (i) provide an explanation as to why the Delivery Schedule cannot be met and (ii) describe the date by which the delivery in question will be made. If AE’s delivery is more than twenty-four (24) hours after the applicable time specified in the Delivery Schedule, ADVO shall have the right (in addition to any other rights or remedies it may have hereunder) to move any and all Services affected by such delay to another vendor, at the sole expense of AE, until such time as AE is capable of resuming delivery in accordance with the Delivery Schedule. For the avoidance of doubt, the Delivery Schedule shall not be deemed met in the event that the applicable deliverables are not delivered in accordance with applicable Service Levels.

(b)    Once per calendar quarter during the Term (or at such other times as ADVO may from time to time request upon at least ten (10) days’ prior written notice), the parties will meet to review the Delivery Schedule and discuss any appropriate changes thereto. AE shall consent to any reasonable revision to the Delivery Schedule proposed by ADVO. Thereafter, AE shall promptly provide ADVO with written notice of any change to AE’s direct actual costs to perform the Services resulting from ADVO’s proposed change to the Delivery Schedule and provide any comments or suggestions with respect to such change. ADVO then shall have the right to proceed with, revise or retract such change in its sole discretion. If ADVO chooses to proceed with such change, AE shall implement the change to the Delivery Schedule originally proposed by ADVO unless ADVO gives AE a new written notice of a revision to, or retraction of, such change within fifteen (15) days of AE’s notice. ADVO shall pay AE for any actual incremental cost increase directly attributable to any implemented change to the Delivery Schedule (unless AE fails to give ADVO notice of such increase in its notice) and AE shall give ADVO a credit equal to the amount of the benefit of any actual cost decrease directly attributable to any implemented change to the Delivery Schedule. If a dispute arises relating to implementation of any revision to the Delivery Schedule, any incremental cost increase or any cost decrease under this Section 2.2(b), such dispute shall be resolved pursuant to the provisions of Article 15.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

(c)    AE acknowledges that certain deadlines set forth in the Delivery Schedule that pertain to the target completion of each of the three phases, as may be adjusted upon the written agreement of the parties (each, a “Phase Completion Deadline”) represent critical goals of this Agreement. [***]

2.3    Compliance with Laws.

(a)    AE will at all times maintain all necessary legal permits and licenses required by any governmental unit or agency and will comply with all applicable international, national, state, regional and local laws, regulations, court orders and governmental or regulatory agency orders (collectively, “Laws”) in performing its duties hereunder and in connection with providing the Services. If this Agreement or any transaction or act contemplated herein is required by any Law to be approved, registered, notified or recorded with or by any government agency, AE shall (i) promptly notify ADVO of such requirement, (ii) assume all such legal obligations in connection therewith and (iii) indemnify and hold harmless ADVO from any liability or expenses (including reasonable attorneys’ fees and costs) from any failure by AE to so comply.

(b)    AE will: (i) promptly notify ADVO of any change in any Law and (ii) take sole responsibility for ensuring that the Services conform to any change in any Law. The cost of conforming to any such change shall be borne solely by AE.

ARTICLE 3

FACILITIES; ACCEPTANCE; TITLE

3.1    Facilities.    All Services shall be performed at the facilities set forth on Schedule 3.1 or at such other facilities as the parties may mutually agree upon in writing (the “Facilities”). AE agrees that, throughout the Term, the equipment, software, office space and fixtures located at the Facilities will be adequate to enable AE to fully perform the Services in accordance with the provisions of this Agreement.

3.2    Acceptance.    The procedure for acceptance by ADVO of AE deliverables is set forth in the Statement of Work or any Additional Statement of Work, as the case may be.

3.3    Title.    Title to each deliverable shall vest in ADVO when such deliverable has been delivered to ADVO or otherwise assigned to ADVO pursuant to this Agreement.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ARTICLE 4

LABOR AND MATERIALS

4.1    Labor, Tools, Materials and Facilities.    AE agrees that:

(a)    Except as otherwise specified in this Agreement or agreed to in writing by ADVO, AE will be responsible for providing all labor, tools, equipment, software, material and facilities necessary to perform the Services and fulfill its obligations under this Agreement;

(b)    All AE’s tools, equipment, materials and facilities will be maintained in good operating condition, and all commercially reasonable repairs and replacements thereof will be made on a timely basis to enable AE to perform its obligations under this Agreement;

(c)    All software used by AE in connection with its performance of the Services will be used and maintained in accordance with the documentation and recommendations of the vendor thereof;

(d)    AE shall employ or contract with all labor necessary to perform the Services and fulfill its obligations hereunder on a timely basis in accordance with this Agreement;

(e)    AE shall use all reasonable efforts to avoid any and all strikes and walkouts and to promptly resolve any such labor dispute;

(f)    AE shall use all commercially reasonable efforts to update, upgrade, increase and improve its labor force, tools, equipment, software, materials, processes and facilities to remain consistent with the highest standards in the industry; and

(g)    AE will, at its own cost and expense, obtain, maintain and renew any and all approvals, bonds, licenses, permits and consents which are necessary to perform its obligations under this Agreement.

4.2    AE Personnel.

(a)    Throughout the Term, AE will be responsible for recruiting, hiring and retaining all personnel necessary to meet it obligations under this Agreement. AE also will determine the methods, details and means of performing the Services in accordance with the terms and conditions of the Agreement.

(b)    AE will comply with the human resources requirements set forth on Schedule 4.2.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

(c)    Any personnel that will be regularly performing their work on-site at an ADVO facility will be dedicated to performing the Services on a full-time basis and will be employees of AE, except as otherwise agreed in writing. AE shall cause its personnel to work collaboratively with ADVO personnel to ensure successful performance of the Services. In the event ADVO determines, in the exercise of its sole discretion, that any on-site AE employee assigned to perform Services is failing to perform his or her duties in a competent and timely manner, ADVO shall have the right to direct AE to replace the relevant individual by providing written notice to AE. Such notice shall describe in reasonable detail ADVO’s reasons for replacing the individual in question. If ADVO requests that any individual be removed for cause, then AE shall immediately remove that person. If ADVO requests that any individual be removed without cause, AE shall remove that individual within five (5) days following receipt of any such notice. In either case, AE will provide a qualified replacement to perform the Services in question. During the performance of the Services, AE will, upon the reasonable request of ADVO and at no additional cost to ADVO, make commercially reasonable efforts to replace AE personnel with persons of equal or greater skill and expertise.

(d)    AE will bear sole responsibility for payment of compensation, expense reimbursement, unemployment insurance, benefits and workers’ compensation for all AE personnel. AE will report and withhold, in accordance with Law, for all AE personnel assigned to the project or performing the Services, all income for federal, state, local or other taxes, social security taxes, unemployment insurance taxes and any other taxes applicable to such persons as required by Law. AE further agrees that it bears sole responsibility for any health or disability insurance, retirement or severance benefits or other welfare or pension benefits, if any, to which AE personnel may be entitled.

4.3    ADVO-Provided Software.

(a)    AE acknowledges that, in connection with its performance of the Services, it will use: (i) the ADVO-owned software and imagery identified in Schedule 4.3(a)(i) (the “ADVO-Owned Software”) and (ii) those software programs identified in Schedule 4.3(a)(ii), which ADVO currently licenses from third parties (the “Third Party Software”).

(b)    ADVO hereby grants to AE a non-exclusive, royalty-free, non-transferable and restricted right and license to use the ADVO-Owned Software in accordance with the terms of this Section 4.3(b). AE agrees that:

(i)    The ADVO-Owned Software will be used (A) solely by AE and its approved subcontractors (provided that AE obtains ADVO’s prior written consent with respect to each subcontractor) and (B) solely for the purpose of rendering the Services;

(ii)    AE will not (A) reverse engineer, disassemble, decompile, interrogate or decode the ADVO-Owned Software or any data files created by or associated with the ADVO-Owned Software, (B) derive source code, methodologies or proprietary algorithms from the ADVO-Owned Software or (C) modify or create any derivative work from the ADVO-Owned Software; and

(iii)    AE will not sell, assign, lease, sublicense or otherwise transfer the ADVO-Owned Software to any third party.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

(c)    ADVO hereby grants to AE a non-exclusive, royalty-free, non-transferable sub-license to use the Third Party Software in accordance with the terms of this Section 4.3(c). AE agrees that:

(i)    The Third Party Software will be used (A) solely by AE and its approved subcontractors, (B) solely for the purpose of rendering the Services and (C) in conformity with the underlying license agreement by and between ADVO and the vendor of such Third Party Software (a copy of which has been or will be made available to AE);

(ii)    AE will not (A) reverse engineer, disassemble, decompile, interrogate or decode the Third Party Software or any data files created by or associated with the Third Party Software, (B) derive source code, methodologies or proprietary algorithms from the Third Party Software or (C) modify or create any derivative work from the Third Party Software; and

(iii)    AE will not sell, assign, lease, sublicense or otherwise transfer the Third Party Software to any third party.

(d)    If, at any time during the Term, ADVO or AE determines that AE may not use any item of Third Party Software as contemplated by Section 4.3(c), then the party making such determination shall immediately so notify the other party in writing. In such event: (i) AE shall immediately stop using such item of Third Party Software and (ii) AE and ADVO shall work together to procure alternative software to replace the item of Third Party Software that AE may not use.

(e)    Upon the expiration or termination of this Agreement, AE shall immediately: (i) cease its use of the ADVO-Owned Software and Third Party Software and (ii) return to ADVO all copies of the ADVO-Owned Software and Third Party Software in its possession.

4.4    ADVO-Supplied Property.    Any and all tools, equipment, materials, software, documents, records, information and other items whatsoever (in whatever form or media) which are furnished to AE by ADVO or any of ADVO’s representatives or agents including, without limitation, the ADVO-Owned Software (collectively, the “ADVO-Supplied Property”) are and will remain the sole and exclusive property of ADVO (other than the Third Party Software, title to which shall remain with the vendor thereof). While in AE’s possession, AE shall safeguard and maintain all ADVO-Supplied Property in good condition, shall bear the risk of loss therefor and shall not use any ADVO-Supplied Property for any purpose other than its performance of the Services. ADVO makes no representations or warranties with respect to any ADVO-Supplied Property.

4.5    ADVO Premises.    If and to the extent any of AE’s representatives, employees, subcontractors or agents (collectively, “AE Personnel”) come onto any of ADVO’s premises for any reason, the safety and health of such AE Personnel while on ADVO’s premises will be the sole responsibility of AE. While on ADVO’s premises, AE and AE Personnel shall: (i) comply with all federal, state and local environmental, health and safety requirements, including those relating to the transportation, use and handling of hazardous materials and (ii) comply with all

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ADVO rules and regulations. AE will immediately report to ADVO any accident, injury-inducing occurrence or property damage arising from the performance of its obligations hereunder. AE will provide ADVO with copies of any safety, health or accident report that AE files with any third party with respect to the performance of its obligations hereunder.

4.6    Written Assurance Regarding Re-Export.    AE agrees to comply with all United States export control laws and regulations which are applicable to any software, documentation or technical information that AE may receive hereunder. AE agrees that it will not re-export, directly or indirectly, all or any portion of such software, documentation or technical information, except as permitted by the United States export control laws and regulations. AE’s obligations under this Section 4.6 shall survive any termination of expiration of this Agreement.

ARTICLE 5

INTELLECTUAL PROPERTY; IMPROVEMENTS

5.1    Work Product.

(a)    AE hereby assigns to ADVO all right, title and interest in and to all Work Product (as defined in Section 5.1(c)). This assignment shall not include previously patented or copyrighted Intellectual Property (as defined in Section 5.1(d)) by AE or a third party; provided, however, that AE hereby grants to ADVO and its affiliates an irrevocable, non-exclusive, royalty-free, worldwide, perpetual license to use such AE or third-party Intellectual Property only in conjunction with the use of Work Product.

(b)    If any Work Product is eligible for protection under United States patent or copyright law or similar laws in other relevant countries, and if ADVO decides to pursue Intellectual Property protection in the United States or foreign countries, AE, at the request of ADVO and at AE’s cost and expense, shall provide all reasonable assistance to obtain patent and copyright protection or other Intellectual Property protection, including execution of papers deemed necessary or advisable for the filing and prosecution of applications and for providing confirmation of the legal title of ADVO to the inventions, applications and any Intellectual Property rights granted.

(c)    For purposes of this Agreement, “Work Product” means, but is not limited to, all drawings, designs, specifications, graphics, custom photography, sales collateral, ideas and improvements, software and other Intellectual Property developed by AE for ADVO in connection with this Agreement.

(d)    For purposes of this Agreement, “Intellectual Property” means all copyrights (including the right to use, reproduce, modify, distribute, publicly display and publicly perform the copyrighted work), trademarks (including trademark, trade names, service marks and traded dress), patents (including the exclusive right to make, use and sell), trade secrets, rights of publicity, rights of privacy, moral rights, goodwill and all other intellectual property rights as may exist now and/or hereafter come into existence and all renewals and extensions thereof, regardless of whether such rights arise under the law of the Untied States or any other state, country or other jurisdiction.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

5.2    Improvements.

(a)    The parties acknowledge and agree that they have a vital economic interest in any and all developments, improvements and advancements in the technology, equipment, processes and materials that are used in or may be applied to the graphics industry to improve the efficiency and quality of the Services and reduce the cost and prices thereof (collectively, “Improvements”). Both parties agree to work cooperatively to identify and implement Improvements. All Improvements shall constitute Work Product.

(b)    AE agrees:

(i)    To devote reasonable efforts to perform its own research and development of, and to investigate and explore third parties’ research and development of, Improvements;

(ii)    To promptly advise ADVO of any and all research and development which might affect this Agreement in any way;

(iii)    To promptly calculate and provide ADVO with a detailed and itemized explanation of any and all savings, reductions of cost, efficiencies and economies arising out of any Improvement; and

(iv)    If so requested by ADVO, promptly implement any such Improvement as and when it becomes available for use on commercially reasonable terms; provided, however, that no Improvement that (A) modifies AE’s obligations or performance under this Agreement, (B) increases any cost or price to ADVO or (C) otherwise adversely affects ADVO in any manner, shall be implemented by AE without ADVO’s prior written approval.

(c)    [***)

(d)    ADVO may, but shall not be obligated to, perform its own research on and development of Improvements and notify AE thereof. Within thirty (30) days after receipt, AE shall review and evaluate such research and development and advise ADVO in writing of the feasibility, results and economic implications of implementing such Improvement. If such Improvement improves the efficiency and quality of the Services or reduces the cost thereof and is available for use on commercially reasonable terms, then AE shall, upon ADVO’s request, promptly implement such Improvement. The costs of such implementation will be borne by

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ADVO, subject to the terms of an Additional Statement of Work, as may be agreed by the parties. If: (i) AE fails or refuses to implement any such Improvement on a timely basis; (ii) ADVO reasonably deems such Improvement operationally necessary; and (iii) such Improvement is available from another vendor, ADVO may, without any obligation or liability to AE, move those Services that could benefit from such Improvement to such other vendor, at the sole expense of AE, until such time as AE implements such Improvement. If ADVO exercises its right to move any of the Services under this Section 5.2(d), AE shall cooperate in good faith with ADVO and such other vendor, and use all reasonable efforts to: (i) facilitate an efficient, orderly and smooth transition to (and from) such other vendor and (ii) schedule its implementation of the change in a manner that will not cause ADVO to incur any penalty, damage or early termination charges in connection with any third-party contract.

ARTICLE 6

PRICES; INVOICING AND PAYMENT

6.1    Prices.

(a)    [***]

(b)    [***]

(i)    [***]

(ii)    [***]

(iii)    [***]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

(c)    Additional Fees.    ADVO shall pay AE for any additional services mutually agreed to pursuant to Section 1.2 and set forth in the Additional Work Statement relating to such additional services.

6.2    Invoices.    AE will invoice ADVO on a monthly basis for all Services actually rendered hereunder. All invoices shall be denominated in U.S. Dollars. AE will invoice ADVO in such form and by such method as ADVO may specify from time to time by notice to AE. Each invoice shall contain an itemized description of the Services covered by such invoice and all applicable charges and taxes (exclusive of taxes based on AE’s income). ADVO’s obligation to pay AE on a monthly basis will be based on ADVO’s fiscal year. AE will be responsible for charging the correct taxes with respect to the Services identified on each invoice. If any tax claim arises based on an invoice prepared by AE, AE will be responsible for any penalties and interest associated with any additional tax assessment arising therefrom.

6.3    Payment of Undisputed Charges.    ADVO will pay AE, in U.S. Dollars, the undisputed amounts of any charges set forth in any properly submitted invoice within forty-five (45) days following its receipt thereof; provided, however, that if ADVO pays AE any such charges within fifteen (15) days following its receipt thereof, ADVO shall receive a credit of 2% of such paid amount which will appear on the first AE invoice issued subsequent to such payment. Payments shall be made by check or electronic funds transfer, at the discretion of ADVO. Payment by ADVO will not constitute acceptance of the applicable Services. Without liability to AE, ADVO may withhold income or other taxes from payments to AE, to the extent that such withholding tax may be required by any taxing authority. In no event shall ADVO be responsible for taxes based upon the net income or assets of AE, nor shall ADVO be responsible or liable for any penalties or interest due as a result of AE’s failure to timely pay any taxes attributable to the products and/or services or to timely notify AE of such taxes.

6.4    Disputed Charges.    ADVO will notify AE, in writing, of any dispute with respect to an invoice or any charges set forth therein within thirty (30) days of the receipt of such invoice. The parties agree to work to resolve any disputed charges within fifteen (15) days of the receipt of such dispute notice by AE. Credits due ADVO as a result of any such resolved dispute will appear on the first AE invoice issued subsequent to such resolution.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

6.5    Overpayment.    AE shall promptly notify ADVO of AE’s receipt of any overpayment in connection with an invoice. In the event ADVO should overpay an invoice, AE shall, at the sole discretion of ADVO and as directed by ADVO in a written notice to AE (the “Credit Notice”), either: (i) immediately credit such overpayment against future invoices for Services or (ii) return the overpayment to ADVO within fifteen (15) days after ADVO’s request therefor. In the event no Credit Notice is received by AE, any overpayments shall be remitted to ADVO by check or electronic funds transfer within forty-five (45) days of receipt by AE of such overpayment.

6.6    [***]

ARTICLE 7

DISASTER RECOVERY PLAN

7.1    Disaster Recovery Plan.    AE shall prepare and maintain a disaster recovery plan for the Services (the “Disaster Recovery Plan”). AE agrees that it: (i) will diligently implement and maintain the provisions of the Disaster Recovery Plan and (ii) will promptly advise ADVO of any proposed modifications to the Disaster Recovery Plan. Any such modification shall require ADVO’s prior consent.

ARTICLE 8

RELATIONSHIP MANAGERS;

MEETINGS, REPORTING, INSPECTIONS AND AUDITS

8.1    Relationship Managers.    Each party shall designate one of its management employees to act as its “Implementation Manager” for purposes of implementing this Agreement. As of the Effective Date, the parties hereby appoint Steve Kahl from ADVO and Craig Fenske from AE. Upon completion of the transition phase as contemplated in Schedule 1.4(a) (the “Transition Phase”), each party shall designate one of its management employees to act as its “Relationship Manager.” During the Transition Phase, the Implementation Managers will act as the Relationship Managers.

8.2    Replacement of Relationship Manager.    Either party may change its Relationship Manager at any time by giving written notice to the other party in accordance with Section 16.1; provided, however, that the parties shall use all reasonable efforts to limit changes so as to minimize any disruption of their business relationship.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

8.3    Role and Responsibilities of the Relationship Managers.    The role of each Relationship Manager is to provide a primary point of contact through which the parties can address any questions or issues that may arise during the Term. The Relationship Managers shall use all reasonable efforts to perform their responsibilities, which shall include:

(a)    Facilitating communication and cooperation, minimizing conflict and maintaining a relationship that furthers the parties’ shared interests and objectives;

(b)    Cooperating to ensure that the actual relationship between the parties reflects as closely as possible each party’s intentions;

(c)    Responding to questions and resolving disputes referred to them by the parties’ employees having direct responsibility for the Services to be provided and the day-to-day operations involved in or affected by this Agreement;

(d)    Communicating, reviewing and negotiating (when contemplated) any and all changes to the Services, the Service Levels or any Schedule to this Agreement;

(e)    Communicating and reviewing information relating to Improvements and negotiating (when contemplated) any changes to this Agreement arising therefrom; and

(f)    Reviewing and discussing, on at least a quarterly basis: (i) AE’s processes, techniques and operations relating to this Agreement; (ii) AE’s performance under, and compliance with, this Agreement; (iii) AE’s strategic plans and objectives relating to this Agreement; and (iv) AE’s invoicing and ADVO’s payment for Services under this Agreement.

8.4    Meetings.    In addition to meeting for the quarterly reviews described in Section 8.3(f), the Relationship Managers will meet (either in person or via conference call) from time to time, as requested by either party, for the purpose of formally reviewing this Agreement and discussing high-level relationship and performance issues. Unless otherwise agreed, such ad hoc meetings will take place as soon as practicable but in no event more than ten (10) days after notice by the requesting party to the other party of its convening of a Relationship Managers’ meeting.

8.5    Decisions of Relationship Managers and Escalation of Disputes.    Decisions of the Relationship Managers shall be made in accordance with the terms and conditions of this Agreement and shall be binding on the parties. If this Agreement specifies that an issue will only take effect if agreed between the parties, then the resolution will only be passed if both Relationship Managers agree. If this Agreement specifies that a party has an approval right or discretion, then the other party’s Relationship Manager may make objections and recommendations, but may not prevent such party from making a particular decision or force such party to make a particular decision. If the Agreement is silent on a matter, the Relationship Managers will work in good faith to address the issue. If, for any reason, the Relationship Managers are unable to resolve any issue or dispute, then it shall be resolved in accordance with the dispute resolution process described in Article 15 of this Agreement.

8.6    Reports.    AE shall deliver to ADVO the periodic reports described in Schedule 8.6.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

8.7    Planning and Budgeting Information.    No later than March of each year during the Term, AE will provide ADVO with such information as ADVO may reasonably request to enable ADVO to develop its annual budgets.

8.8    Audit Rights.

(a)    AE shall maintain a complete record of all financial and non-financial transactions resulting from this Agreement. No more frequently than quarterly and upon ten (10) days’ prior written notice, ADVO shall have the right to:

(i)    Inspect any and all Facilities, processes, systems, tools, equipment and other materials used by AE or its subcontractors in performing any of AE’s obligations under this Agreement;

(ii)    Talk with any of AE’s employees, contractors or subcontractors who are in any way involved in performing any of AE’s obligations under this Agreement;

(iii)    Inspect any of the deliverables that are in the process of being prepared or have been delivered by AE for ADVO;

(iv)    Verify AE’s performance of the Services and compliance with the terms of this Agreement including, without limitation, performing audits of practices and procedures, systems, general controls and security practices and procedures;

(v)    Audit the tools, systems, processes and procedures used by AE to ensure they are accurately measuring, monitoring and reporting AE’s actual performance relative to applicable Service Levels;

(vi)    Confirm that AE is meeting all requirements of Laws; and

(vii)    Audit any and all books and records of AE (in any form or media) relating to this Agreement for the purpose of assessing (A) the accuracy of AE’s invoices, costs and pricing, (B) the accuracy and completeness of AE’s information relating to Improvements and (C) AE’s compliance with this Agreement.

(b)    ADVO may use its own internal auditors or it may engage an independent external auditor to perform any audit or inspection described in Section 8.8(a). Any such audit or inspection shall be conducted during AE’s normal business hours.

(c)    AE shall cooperate with each ADVO audit or inspection and provide such assistance as is reasonably required in carrying out any such audit or inspection. The parties shall cooperate to minimize any disruption caused by, and the cost incurred by AE in connection with, any such audit or inspection.

(d)    Following each audit or inspection, ADVO and AE will: (i) meet to review the results of the audit or inspection and (ii) use reasonable commercial efforts to mutually agree on the most appropriate way to remediate any deficiencies identified in such audit or inspection.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

(e)    To the extent that an audit performed by ADVO reveals any error or incorrect charging in any AE invoice that is undisputed (or if disputed, after resolution of the dispute), an appropriate correcting payment or credit of the net amount thereof shall be promptly made in accordance with Article 6 hereof.

(f)    ADVO shall bear the costs of any audit or inspection; provided, however, that if such audit or inspection reveals any overpayments or other undisclosed credits owing to ADVO that in the aggregate exceed [***], AE shall bear the reasonable and customary costs of such audit or inspection.

8.9    Record Retention.    AE will retain all its books and records (in any form or media) relating to this Agreement including, without limitation, any and all supporting art files, for a period of five (5) years following the expiration or termination of this Agreement; provided, however, that AE shall return all books and records belonging to ADVO immediately following the expiration or termination of this Agreement.

ARTICLE 9

CONFIDENTIAL INFORMATION

9.1    Confidential Information.    As used herein, the term “Confidential Information” means any non-public, confidential or proprietary information relating to either party or a third party that is furnished, disclosed or made accessible by the other party hereunder, whether verbally or in writing (including, but not limited to, trade secrets, marketing plans, financial data, specifications, ideas, concepts, techniques, processes, know-how, drawings, diagrams, sketches, models, samples, computer programs and documentation). Confidential Information also includes the terms and conditions of this Agreement and any Work Product. All Confidential Information shall remain the property of the disclosing party and no license or other rights in or to any Confidential Information are granted by virtue of this Agreement.

9.2    Exclusions from Confidentiality Obligation.    Confidential Information shall not include any information that: (i) is in the possession of or known to the other party as of the Effective Date, as evidenced by documentation; (ii) is or becomes publicly available through no fault of either party; (iii) is independently developed by either party without the use of any Confidential Information; (iv) is obtained from a third party without breach by such third party of any obligation of confidence with respect to the information disclosed; or (v) is required to be disclosed pursuant to the order or requirement of a court, regulatory agency or other government body of competent jurisdiction. If either party is subject to an order or requirement to disclose Confidential Information, it: (i) will notify the other party immediately of such order or requirement to disclose (unless prohibited by such court, agency or government body) and use reasonable efforts to resist, or to assist the other party in resisting, such disclosure and, if such disclosure must be made, to obtain or assist in obtaining a protective order or comparable assurance that the Confidential Information disclosed shall be held in confidence and not be further disclosed absent the other party’s prior written consent and (ii) disclose only those portions of the disclosing party’s Confidential Information as are necessary to comply with such order or requirement.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

9.3    Use and Disclosure Restrictions.    Both parties agree: (i) to use the Confidential Information solely for the purpose of performing its obligations and exercising its rights under this Agreement; (ii) to make only such number of copies of any Confidential Information as may be reasonably necessary for the purpose of performing its obligations and exercising its rights under this Agreement; (iii) not to disclose any Confidential Information to any third party, except to those of its employees who have a need to know such Confidential Information for purposes of fulfilling the obligations of each party hereunder and who are bound in writing to maintain the confidentiality of such Confidential Information; and (iv) not to encrypt any Confidential Information transmitted electronically. Both parties will be responsible for any breach of this Article 9 by its representatives, employees, subcontractors and agents.

9.4    Return or Destruction.    Upon the expiration or termination of this Agreement, or at any time upon the request of the disclosing party, the other party will promptly return or, at the disclosing party’s direction, destroy all Confidential Information, in whole or in part, in whatever format, including any copies thereof.

9.5    Equitable Relief.    Both parties agree that monetary damages will not be a sufficient remedy for any breach of its obligations under this Article 9 and that, in the event of such a breach, the non-breaching party shall be entitled to equitable relief including injunction and specific performance. Such equitable relief shall be in addition to other remedies at law or in equity that are available to the non-breaching party.

9.6    Survival.    The provisions of this Article 9 shall survive for a period of [***] years following the expiration of termination of this Agreement.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES

10.1    Representations and Warranties of AE.    AE represents and warrants to ADVO as follows:

(a)    All Services will be performed in a professional and workmanlike manner, consistent with the highest standards in the industry.

(b)    All Services will conform to applicable Service Levels and will be free from deficiencies and defects in materials, workmanship, design and/or performance and be fit and sufficient for the purposes expressed in or reasonably inferred from this Agreement.

(c)    AE has the requisite ownership, rights and licenses to fully perform its obligations under this Agreement and to grant to ADVO all rights with respect to the Services, including any Work Product, free and clear from any and all liens, adverse claims, encumbrances and interests of any third party.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

(d)    There are no pending or threatened lawsuits, claims, disputes or actions: (i) alleging that any service, tool, system, process or procedure to be used in providing the Services infringes, violates or misappropriates any patent, copyright, trademark, trade secret or other intellectual property or proprietary right of any third party; or (ii) adversely affecting AE’s ability to perform its obligations hereunder. AE is fully compliant with all laws and obligations regarding employment or contracting of its personnel including, without limitation, all Laws and obligations regarding compensation, taxes, benefits and severance.

(e)    No service, tool, system, process or procedure to be used in providing the Services violates, infringes or misappropriates any patent, copyright, trademark, trade secret or other intellectual property or proprietary right of any third party.

(f)    AE has all approvals, bonds, licenses, permits and consents which are necessary to perform its obligations in accordance with this Agreement.

(g)    AE has not violated any Law regarding the offering of unlawful inducement in connection with the award of this Agreement.

(h)    AE has full power and authority to execute, deliver and perform this Agreement.

(i)    This Agreement has been duly and validly authorized, executed and delivered by AE and constitutes a valid and binding agreement enforceable against AE in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to creditors’ rights generally and by principles of equity.

10.2    Representations and Warranties of ADVO.    ADVO represents and warrants to AE as follows:

(a)    ADVO has full power and authority to execute, deliver and perform this Agreement.

(b)    This Agreement has been duly and validly authorized, executed and delivered by ADVO and constitutes a valid and binding agreement enforceable against ADVO in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to creditors’ rights generally and by principles of equity.

ARTICLE 11

INDEMNIFICATION

11.1    Each party shall indemnify, defend and hold harmless the other party, its corporate affiliates and any of their officers, directors, employees and agents from and against all obligations of any nature whatsoever (including all reasonable attorneys’ and experts’ fees) resulting from (i) a party’s failure, whether actual or claimed, to perform in accordance with any of the terms (including the representations, warranties and covenants) of this Agreement, or (ii) a party’s intentional misconduct. In addition to the above, AE shall indemnify, defend and hold harmless ADVO, its corporate affiliates and any of their officers, directors, employees and agents from and against claims resulting from or on account of any Services provided by AE, or

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

any of its representatives, employees, subcontractors or agents, to ADVO, and claims concerning AE’s compliance or non-compliance with all applicable laws and regulations pertaining to the Services including, without limitation, those governing advertising, copyright, trademark, trade secret, plagiarism and privacy; provided, however, that AE shall have no responsibility or liability with respect to any names, marks, works, data or information provided by ADVO or its customers.

11.2    In addition to its indemnification obligations set forth in Section 11.1, AE shall indemnify, defend and hold harmless ADVO from and against any and all liabilities, losses, taxes, withholdings, claims, demands, damage, judgments and costs and expenses, including reasonable attorneys’ fees, based upon claims against ADVO that arise out of or in connection with: (i) any aspect of the employment relationship between AE and AE’s employees assigned to provide the Services hereunder; (ii) any action brought by any of AE’s personnel seeking to be treated as an ADVO employee and/or seeking ADVO employee benefits; (iii) any action seeking to declare ADVO as a joint employer with AE or any of AE’s personnel; (iv) any determination resulting from or pursuant to any arbitration proceeding, court proceeding, administrative proceeding or other similar proceeding that ADVO was the employer of any of AE’s personnel; or (v) theft, fraud, misappropriation by AE or its officers, employees, agents, contractors, subcontractors or successors, of tangible or intangible property of ADVO.

11.3    [***]

11.4    [***]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

11.5    Indemnification Procedures.

(a)    The party seeking indemnification (the “Indemnified Party”) shall give prompt notice to the party against whom indemnification is sought (the “Indemnifying Party”) of the assertion of any claim, or the commencement of any suit, action or proceeding in which indemnification may be sought under this Article 11 (a “Proceeding”).

(b)    Promptly after receipt by the Indemnified Party of notice of the commencement of any Proceeding against it, such Indemnified Party will give notice to the Indemnifying Party of the commencement of such claim, but the failure to notify the Indemnifying Party will not relieve the Indemnifying Party of any liability that it may have to any Indemnified Party, except to the extent that the Indemnifying Party demonstrates that the defense of such action is prejudiced by the Indemnifying Party’s failure to give such notice.

(c)    If any Proceeding is brought against an Indemnified Party and it gives notice to the Indemnifying Party of the commencement of such Proceeding, the Indemnifying Party will, be entitled, at its sole election, to assume the defense of such Proceeding (unless (i) the Indemnifying Party is also a party to such Proceeding and the Indemnified Party determines in good faith that joint representation in the Proceeding would be inappropriate or (ii) the Indemnifying Party fails to provide reasonable assurance to the Indemnified Party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding) with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such Proceeding, the Indemnifying Party will not, as long as it diligently conducts such defense, be liable to the Indemnified Party under this Article 11 for any fees of counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the Indemnified Party in connection with the defense of such Proceeding, other than reasonable costs of investigation. If the Indemnifying Party assumes the defense of a Proceeding, (i) no compromise or settlement of such claims may be effected by the Indemnifying Party without the Indemnified Party’s prior consent, which consent shall not be unreasonably withheld or delayed, and (ii) the Indemnified Party will have no liability with respect to any compromise or settlement of such claims effected without such consent. If notice is given to an Indemnifying Party of the commencement of any Proceeding and the Indemnifying Party does not, within fifteen (15) days after the Indemnified Party’s notice is given, give notice to the Indemnified Party of its election to assume the defense of such Proceeding, the Indemnifying Party shall be entitled to control the defense of such Proceeding; provided that the Indemnifying Party shall have the right to participate at its sole cost and expense and the Indemnifying Party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the Indemnified Party.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

(d)    Notwithstanding the foregoing, if an Indemnified Party determines in good faith that there is a reasonable probability that a Proceeding may materially adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnified Party may, by notice to the Indemnifying Party, assume the exclusive right to defend, compromise or settle such Proceeding (with the right of the Indemnifying Party to participate in such Proceeding), but the Indemnifying Party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its prior consent (which consent may not be unreasonably withheld or delayed).

ARTICLE 12

INSURANCE

12.1    AE, at its own expense, shall procure and maintain during the Term, policies of insurance as follows:

(a)    Workers’ compensation insurance, inclusive of employer’s liability coverage with limits of not less than [***] each accident, disease or employee, covering all AE Personnel working in the United States, that meets or exceeds the statutory requirements and limits of the jurisdiction to which any AE Personnel are assigned. AE’s obligations under this Section 12.1(a) shall apply whether or not workers’ compensation insurance is mandated by applicable Law. Subject to Section 12.4, the parties agree that, where permitted by state law, AE may self-insure its workers’ compensation obligations under this Section 12.1(a);

(b)    Comprehensive general liability insurance with a minimum general aggregate limit of [***], exclusive of products and completed operations hazard coverage, and an each occurrence limit of [***];

(c)    Automobile liability insurance covering all AE Personnel with a combined single limit of liability for bodily injury and property damage of not less than [***] per occurrence. The automobile policy of insurance shall contain a waiver of subrogation as respects ADVO;

(d)    Errors and omissions insurance with a minimum general aggregate limit of [***] and an each occurrence limit of [***];

(e)    Commercial umbrella insurance with a minimum general aggregate limit of [***]; and

(f)    Any other policies of insurance that may be required by Law.

12.2    Each insurance policy required by this Agreement shall contain, or must be endorsed to contain, the following provisions: (a) that ADVO, including any current or future subsidiaries or affiliates of ADVO, their current officers, directors, agents and employees, shall be covered as additional insureds; provided, however, that this subsection (a) shall not apply to workers’ compensation insurance; (b) that the coverage shall be primary insurance as respects AE and ADVO, and any insurance or self-insurance maintained by ADVO shall be excess and non-contributory; and (c) that the coverage provided to AE in accordance with the requirements of this Agreement shall apply separately to each insured against whom claim is made or suit is brought, except with respect to the limits of the insurer’s liability.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

12.3    Each insurance policy required of to be maintained by AE under this Agreement shall be endorsed to state that coverage shall not be suspended, voided or canceled by either AE or its insurer, or reduced in coverage or in limits, or permitted to lapse, except after thirty (30) days’ prior written notice to the other party and ADVO. AE further agrees to give ADVO ninety (90) days’ prior written notice of any deductible or self-insured retention or any change thereto under any of the insurance policies required by this Agreement, or in the event that it intends to self-insure for workers’ compensation purposes. AE shall provide certificates of insurance to ADVO prior to ADVO’s execution of this Agreement and thereafter upon request. Notwithstanding the foregoing provisions of this Section 12.3, AE agrees to give written notice to ADVO immediately in the event that any of the insurance policies required by this Agreement is cancelled, terminated or non-renewed at any time during the Term.

12.4    With respect to AE’s obligations under Section 12.1(a) to procure and maintain workers’ compensation insurance, inclusive of employer’s liability coverage, for all AE Personnel working in the United States, AE represents and warrants that: (a) in every jurisdiction in which it self-insures its workers’ compensation obligations, AE is permitted to do so by Law; and (b) AE has met all statutory and regulatory requirements and otherwise taken all steps necessary to qualify as a self-insurer of workers’ compensation in each jurisdiction in which it acts as such. Furthermore, AE represents and warrants that, during the Term, it will comply with all Laws necessary to maintain its status as a qualified self-insurer of workers’ compensation in each jurisdiction in which it acts as such. AE will provide ADVO with ninety (90) days’ advance written notice of any potential loss, termination or surrender of its self-insured status in any jurisdiction. If it is not possible to provide ninety (90) days’ advance written notice, AE shall provide ADVO with as much advance written notice as is possible. Written proof of AE’s status as a qualified self-insurer in each jurisdiction in which it acts as such shall be furnished to ADVO prior to ADVO’s execution of this Agreement and thereafter upon request.

ARTICLE 13

TERM AND TERMINATION

13.1    Term of Agreement. This Agreement shall be effective as of the Effective Date and shall expire on the fifth anniversary of the Effective Date, unless sooner terminated as provided in this Article 13 (the “Term”). [***]

(a)    [***]

(b)    [***]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

13.2    Termination for Cause.

(a)    A party shall be considered to be in breach of this Agreement in the event such party: (i) violates or fails to observe or comply with any term or condition of this Agreement or (ii) makes any misrepresentation or breaches any of its warranties hereunder.

(b)    Upon the occurrence of a breach, the breaching party shall have a period of thirty (30) days after the date of written notice thereof from the other party in which to cure such breach to the reasonable satisfaction of the other party. If the breaching party does not cure its breach to the reasonable satisfaction of the other party, then as of the end of such thirty (30) day period an “Event of Default” with respect to the breaching party shall be deemed to have occurred; [***]

(c)    Upon an Event of Default, the non-breaching party shall have the right, in the exercise of its sole discretion, to terminate this Agreement by giving written notice thereof to the breaching party. Thereafter, the non-breaching party may pursue any and all available legal and equitable remedies against the breaching party. In addition, upon an Event of Default by AE, ADVO may elect to terminate only those individual Services affected by such Event of Default without terminating the entire Agreement, in which event there shall be a corresponding decrease in pricing as a result of such partial termination.

13.3    Termination for Insolvency or Cessation of Business.    Either party may terminate this Agreement upon ten (10) days’ prior written notice in the event the other party: (i) becomes insolvent or unable to pay its debts as they mature; (ii) makes a general assignment for the benefit of its creditors; (iii) makes or permits the appointment of a receiver for all or substantially all of its property; (iv) authorizes, applies for or consents to the appointment of a trustee or liquidation of all or a substantial part of its assets or has proceedings seeking such appointment commenced against it; (v) files a voluntary petition under any bankruptcy, insolvency or reorganization laws of the United States or has proceedings under any such law instituted against it; (vi) has any substantial part of its property become subject to any levy, seizure, assignment or sale for or by any creditor or governmental agency; or (vii) dissolves or ceases to do business.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

13.4    Transitional Services.

(a)    AE acknowledges that the Services are vital to ADVO and must be continued without interruption and that, upon the termination or expiration of this Agreement, a successor vendor may be retained to provide replacement or substitute services.

(b) Commencing on the earlier to occur of: (i) six (6) months prior to the expiration of the Term or (ii) upon the delivery of any notice of termination of this Agreement, AE agrees to cooperate in good faith with ADVO and ADVO’s successor vendor(s) and to use commercially reasonable efforts to facilitate an efficient, orderly and smooth transition to ADVO’s successor vendor(s).

13.5    Remedies Cumulative.    The rights and remedies herein provided for in the case of an Event of Default or in the case of insolvency or cessation of business are cumulative and shall not affect in any manner any other remedies that a party may have by reason of such Event of Default, insolvency or cessation of business. The exercise of any right or remedy herein provided shall be without prejudice to the right to exercise any other right or remedy provided herein, at law or in equity.

ARTICLE 14

FORCE MAJEURE

14.1    Force Majeure Condition.    Neither party shall be in default under this Agreement or liable for any nonperformance which is caused by fire, flood, explosion, war, terrorism, strike, embargo, any act, order or requirement of a regulatory body, court, legislature, government or military authority or act of God during the period to the extent that such extraordinary condition delays, impairs or prevents such party’s performance, provided that such breach or delay is not the fault of the non-performing party and could not have been prevented by the non-performing party taking commercially reasonable precautions (a “Force Majeure Condition”).

14.2    Notice and Mitigation.    The party affected by a Force Majeure Condition shall immediately notify the other party thereof, and make all commercially reasonable efforts to mitigate the effect and extent of any Force Majeure Condition and the adverse consequences thereof. AE’s commercially reasonable efforts at mitigation shall include, by way of example: (i) performance of the required work and provision of the Services with the use of alternate means, facilities and personnel; (ii) developing and implementing contingency plans to be executed promptly after the occurrence of a Force Majeure Condition; and (iii) assisting ADVO in its efforts to obtain services from other vendors not affected (or less affected) by the cause of any service interruption or delay excused under this Article 14. A Force Majeure Condition affecting AE shall not relieve AE of its obligations to comply with the provisions of the Disaster Recovery Plan.

14.3    Alternate Services and Termination.    Except as provided herein, non-performance by a party experiencing a Force Majeure Condition will not be a breach of this Agreement or grounds for termination as long as all reasonable efforts are made to expeditiously remedy the problem causing such non-performance; provided, however, that if AE’s performance is affected by a Force Majeure Condition for more than seven (7) days, then ADVO shall have the right, but not the obligation, to contract with one or more third parties for, or have

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ADVO’s own employees provide, services to temporarily substitute for any or all affected Services (“Alternate Services”) and suspend AE’s provision of the affected Service(s) for the duration of any such third-party contract. ADVO shall subscribe to Alternate Services for the minimum commercially available period likely to cover the reasonably expected duration of the Force Majeure Condition and restoration of the affected Service(s). AE’s obligation to provide the affected Service(s) to ADVO shall be suspended for such period. AE shall cooperate in good faith with ADVO and the other vendor, and use all commercially reasonable efforts to: (i) facilitate an efficient, orderly and smooth transition to and from such other vendor and (ii) schedule the restoration of such Service(s) to ADVO in a manner that will not cause ADVO to incur any penalty, damage or early termination charges in connection with any third-party contract for any Alternate Services. If AE’s performance is affected by a Force Majeure Condition for more than thirty (30) days, then ADVO shall have the right, in the exercise of its sole discretion, to terminate this Agreement in whole or in part.

ARTICLE 15

DISPUTE RESOLUTION, GOVERNING LAW, JURISDICTION AND VENUE

15.1    Dispute Process.    The parties agree to handle any and all disputes arising out of this Agreement in accordance with the dispute resolution process set forth in this Article 15.

15.2    Escalation of Disputes.    The parties shall first attempt to resolve any dispute in the normal course of business through their respective employees having direct operational responsibility for the relevant subject area. Any and all disputes between the parties which are not resolved in the normal course of business shall be promptly referred to each party’s Relationship Manager. The Relationship Managers shall have a period of five (5) days to investigate, negotiate and resolve the dispute, unless both Relationship Managers agree in writing to extend such period. If the Relationship Managers are unable to resolve the dispute within such 5-day period (as it may be extended), then the dispute shall be referred to the Chief Executive Officer of AE and the Vice President of Client Services of ADVO (each, a “Designated Officer”), and the Designated Officers shall have ten (10) days from the date of the referral to investigate, negotiate and resolve the dispute, unless both Designated Officers agree in writing to extend such period. If the Designated Officers are unable to resolve the dispute within their 10-day period (as may be extended by written agreement), then the dispute shall be arbitrated as described below. All reasonable requests for information made by one party to the other will be honored. All negotiations pursuant to this Section 15.2 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

15.3    Arbitration.    Any claim, controversy or dispute arising out of this Agreement (including but not limited to the breach, termination or validity hereof), whether sounding in contract, statute, tort, fraud, misrepresentation or other legal theory, between or among the parties or their respective officers, directors, shareholders, employees or agents, which has not been resolved through the process described in Section 15.2 shall be resolved by arbitration pursuant to the Federal Arbitration Act, 9 U.S.C. Sec. 1 et. seq. The arbitration shall be conducted in accordance with the JAMS Comprehensive Arbitration Rules, but need not be administered by JAMS unless the parties cannot otherwise agree upon the selection of an arbitrator within fifteen (15) days after the receipt of a written demand for arbitration. In the event the parties cannot reach agreement on the selection of an arbitrator, either party may

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

commence the arbitration process by filing a written demand for arbitration with JAMS, with a copy to the other party. The written demand for arbitration called for by this Section 15.3 shall contain sufficient detail regarding the party’s claims to permit the other party to understand the claims and identify witnesses and relevant documents. The arbitrator may, upon good cause shown, expand the discovery permitted by the JAMS rules and extend any applicable deadlines. The arbitrator may decide a motion for summary disposition of claims or issues, either by agreement of all interested parties or at the request of one party, provided other interested parties have reasonable notice to respond to the request. The arbitrator shall not have the authority to determine claims over which a regulatory agency has exclusive jurisdiction. [***] The arbitrator’s decision shall follow the plain meaning of this Agreement and shall be final, binding and enforceable in a court of competent jurisdiction. The arbitrator shall issue an award no later than thirty (30) days after the commencement of the arbitration hearing unless the parties agree otherwise in writing. Each party shall bear its own costs and attorneys’ fees and shall share equally in the fees and expenses of the arbitrator.

15.4    Governing Law; Jurisdiction; Forum.    This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut in the United States of America as such laws are applied to contracts entered into and performed entirely within such state, without regard to the conflict of law principles thereof. AE and ADVO irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent to the jurisdiction of, the federal and state courts of the State of Connecticut in the United States of America.

15.5    Breach of Confidentiality Obligations.    Notwithstanding anything herein to the contrary, in the event AE breaches any of its obligations under Article 9, ADVO shall immediately be entitled to obtain injunctive or other equitable relief pursuant to Section 9.5 in any court of competent jurisdiction.

15.6    Service of Process.    Each party irrevocably consents to the service of process in any action or proceeding (in the same manner as provided for notice pursuant to Section 16.1); provided, however, that the foregoing shall not limit the right of either party to effect service of process on the other party by any other legally available method.

15.7    Waiver of Jury Trial.    Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ARTICLE 16

MISCELLANEOUS

16.1    Notices.

(a)    The parties hereby appoint the following individuals to act as their authorized representatives for the purposes of the Agreement. All notices, requests, demands and other communications under this Agreement shall be in writing and delivered in person or sent by overnight courier, postage prepaid, or by facsimile transmission, and addressed as follows:

ADVO, Inc.	Affinity Express, Inc.

Attn: Director, Logistics Process ADVO, Inc. 9420 Gerwig Lane Columbia, MD 21046-1500 Facsimile: (410) 290-9516	Attn: Chief Financial Officer Affinity Express, Inc. 2200 Point Blvd. Suite 130 Elgin, Il 60123 Facsimile: (847) 930-3299

with a copy to:	with a copy to:

Attn: VP, Services ADVO, Inc. One Targeting Centre Windsor, CT 06095 Facsimile: (860) 285-1577	William T. Manfull 12 South Street Portsmouth, NH 03801 Facsimile: (847) 930-3299

and a copy to:	and a copy to:

Attn: Stephen L. Palmer Kirkpatrick & Lockhart Nicholson Graham LLP State Street Financial Center One Lincoln Street Boston, MA 02111-2950 Facsimile: (617) 261-3175	Attn: Frederic Marx Hemenway & Barnes 60 State Street Boston, Massachusetts 02109 Facsimile: (617) 227-7475

(b)    Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the party sought to be charged with its contents.

(c)    All notices and other communications required or permitted under this Agreement which are addressed as provided in this Section 16.1 shall be effective: (i) on the second business day after deposit, if delivered by overnight courier, charges prepaid; (ii) on the day of transmission, if sent via facsimile (with a confirmation copy sent by regular mail); or (iii) as of the day of receipt if hand delivered.

16.2    Independent Contractors.    The parties to this Agreement are independent contractors. Neither party is an agent, representative or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for, or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the parties or to impose any liability attributable to such a relationship upon either party. Moreover, nothing in this Agreement will be interpreted or construed as establishing or creating the relationship of joint employer, single employer or any other employment relationship between

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

AE and ADVO, or employer and employee between ADVO and any employee, contractor, representative or agent of AE. Each party has and hereby retains the right to exercise full control of and supervision over the performance of its obligations hereunder and full control over the employment, direction, compensation and discharge of its employees (and permitted agents and subcontractors) assisting in the performance of such obligations.

16.3    No Recruiting.    During the term of this Agreement and for a period of one (1) year after the expiration or termination of this Agreement, neither party will recruit nor employ, directly or indirectly, any employee of the other party involved in the performance of this Agreement, unless otherwise mutually agreed; provided, however, that general solicitations that appear in digital or written media shall not be deemed to violate this Section 16.3.

16.4    Disclosure and Publicity.    The specific terms and conditions of this Agreement are confidential and shall not be disclosed by either of the parties hereto; provided, however, that either party may disclose the general nature of this Agreement and their business relationship.

(a)    During the Term, ADVO and AE will jointly promote and market their respective products and service offerings including, but not limited to, providing for mutual customer reference sites, mutual brand awareness promotions, joint sales efforts, presentations and/or demonstrations, all as agreed to between the parties from time to time.

(b)    AE may use ADVO as a business reference and identify ADVO as a user of AE’s services. In addition, ADVO agrees to participate in a joint press release with AE this Agreement, and will provide a Letter of Commendation to AE, if requested, regarding the performance of AE after successful transition. All media releases, public announcements and public disclosures by ADVO or AE or their agents relating to this Agreement or its subject matter, including promotional or marketing material (but not including any announcement intended solely for internal distribution or any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of ADVO or AE) shall be approved by ADVO and AE prior to the release thereof; provided, however, that ADVO may issue a release concerning this Agreement without AE’s approval if ADVO determines that such release is advisable to comply with applicable securities laws including, without limitation, the Securities Exchange Act of 1934, as amended.

(c)    Each party shall: (i) perform its obligations in a manner that will preserve the reputation and promote the goodwill, name and interests of the other party and its products and service offerings; (ii) avoid deceptive, misleading or unethical practices that are or might be detrimental to the other party, its products or service offerings, or the public including, but not limited to, disparagement of the other party or its products or service offerings; (iii) make no false or misleading representation with respect to the other party’s products or service offerings; (iv) not publish or use any misleading or deceptive advertising material; and (v) make no representations with respect to the other party’s products or service offerings that are inconsistent with the literature distributed by the other party, including all warranties and disclaimers contained in such literature.

16.5    Expenses.    Each party shall pay all costs and expenses incurred or to be incurred by it in the negotiation and preparation of this Agreement.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

16.6    No Dependence.    AE acknowledges and agrees that ADVO is not responsible for knowing AE’s dependence on revenues from sales to ADVO in proportion to AE’s revenues from other customers and AE agrees to release, hold harmless and indemnify ADVO from any and all claims and liabilities relating to AE’s financial stability which may result from ADVO’s termination of this Agreement for any reason whatsoever.

16.7    Time of Essence.    With regard to all dates and time periods set forth or referred to in this Agreement and any Schedule attached hereto, time is of the essence.

16.8    Entire Agreement.    This Agreement, together with the Schedules attached hereto, sets forth the entire agreement and understanding of the parties and supersedes any and all prior written and oral agreements between the parties with respect to the subject matter hereof. Notwithstanding the foregoing, any separate non-disclosure or confidentiality agreement entered into by the parties in advance of this Agreement will remain effective according to its terms.

16.9    Amendments.    This Agreement may not be amended, modified or supplemented except by a written instrument signed by both parties.

16.10    Headings.    The subject headings of the articles, sections and subsections of this Agreement are included only for purposes of convenience, and shall not affect the construction or interpretation of any of its provisions.

16.11    No Third Party Beneficiaries.    This Agreement is not made for the benefit of any person, firm, corporation or association other than the parties hereto. The parties do not intend to confer any rights or benefit hereunder on any person, firm or corporation other than the parties hereto; nor shall any person, firm or corporation be allowed to claim any rights or benefits.

16.12    Waivers.    The failure of either party to insist upon or enforce strict performance by the other party of any provision of this Agreement, or to exercise any right under this Agreement, shall not be construed as a waiver or relinquishment of such party’s right to enforce any such provision or right in any other instance.

16.13    Severability.    In the event that any provision of the Agreement conflicts with the law under which the Agreement is to be construed, or if any such provision is held invalid by an arbitrator or tribunal with jurisdiction over the parties to the Agreement, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law, and the remainder of the Agreement shall remain in full force and effect.

16.14    Survival.    To the extent that provisions in this Agreement impose obligations that by their terms extend beyond the duration of this Agreement, such provisions shall survive termination or expiration of this Agreement as necessary to affect their purposes.

16.15    Assignment.    Neither party may assign or otherwise transfer this Agreement or any rights or obligations hereunder, in whole or in part, other than to a successor entity in the event of merger, consolidation, transfer, sale, “roll-up,” stock purchase or public offering of stock or the sale of substantially all of the assets (a “Change of Control Transaction”), without

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

the other party’s prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that in no event may AE assign or otherwise transfer this Agreement or any rights or obligations hereunder, in whole or in part, to any ADVO Competitor.

16.16    Binding Effect; Counterpart and Facsimile Signatures.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and together constitute the same instrument. Facsimile signatures shall have the same legal effect as original signatures.

[Signature page follows.]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

ADVO, INC.		AFFINITY EXPRESS, INC.

By:	/S/ S. SCOTT HARDING	By:	/s/ DAVID McTARNAGHAN
Name: S. Scott Harding Title: CEO		Name: David McTarnaghan Title: SVP

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

SCHEDULES

Schedule 1.1	Statement of Work
Schedule 1.2	Form of Additional Statement of Work
Schedule 1.4(a)	Transition Plan
Schedule 2.1(a)	Service Levels (including Delivery Schedule)
Schedule 3.1	Facilities
Schedule 4.2	Human Resources Provisions
Schedule 4.3(a)(i)	ADVO-Owned Software
Schedule 4.3(a)(ii)	Third Party Software
Schedule 6.1.1	[***]
Schedule 6.1.2	[***]
Schedule 8.6	Periodic Reports

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

Schedule 1.1

Statement of Work

[Request For Proposal of Pre-Press Services]

[Request For Proposal of Complete Graphics Print Services (Ad Design and Pre-Media)]

This Statement of Work incorporates by reference the AE-ADVO Task and Activity List, as may be amended from time to time (the “List”). AE shall fulfill its obligations to ADVO contained on the List.

Where any of this Schedule 1.1 is in conflict with any of the following Schedules, the terms of such Schedules shall prevail:

Schedule 1.4(a)	Transition Plan
Schedule 2.1(a)	Service Levels (including Delivery Schedule)
Schedule 3.1	Facilities
Schedule 4.2	Human Resources Provisions
Schedule 4.3(a)(i)	ADVO-Owned Software
Schedule 4.3(a)(ii)	Third Party Software
Schedule 6.1.1	[***]
Schedule 6.1.2	[***]
Schedule 8.6	Periodic Reports

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

[ADVO Letterhead]

Request For Proposal of Pre-Press Services

[***]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ADVO Letterhead]

Request For Proposal of

Complete Graphics Print Services

(Ad Design and Pre-media)

[***]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

Schedule 1.2 – Form of Additional Statement of Work

This Additional Statement of Work is attached to and made a part of the Master Services Agreement (the “Agreement”) by and between ADVO and AE and is dated as of [Month] [Date], [Year]. Unless otherwise defined herein, each capitalized term used in this Additional Statement of Work will have the same meaning ascribed thereto in the Agreement.

ADVO and AE agree to utilize this Schedule 1.2 in the event additional services are required outside of the defined work of the Agreement.

1.    Scope of Services:  AE will provide the following Services:

2.    Service Levels/Performance Standards:

3.    Milestones/Dates:

4.    Service Fees:        AE will invoice ADVO for Services at a rate of                      per             . The total Service fees payable under this Additional Statement of Work will not exceed                     .

IN WITNESS WHEREOF, the parties hereto have caused this Additional Statement of Work to be executed by their authorized representatives as of the date set forth below.

ADVO, INC.	AFFINITY EXPRESS, INC.

By:	By:
Name: Title:	Name: Title:

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

Schedule 1.4(a)

Transition Plan

Task Name	Milestone Date	Notes
[***]	[***]	[***]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

Schedule 2.1(a) - Service Levels (including Delivery Schedule)

[***]

Criteria	Type	Target Metrics	Measured by
[***]	[***]	• [***]	• [***]
[***]	[***]	• [***] • [***]	• [***] • [***] • [***] • [***]
[***]	[***]	• [***] • [***] • [***]	• [***] • [***] • [***]
[***]	[***]	• [***]	• [***] • [***]
[***]	[***]	• [***] • [***] • [***]	• [***] • [***]
[***]	[***]	• [***] • [***] • [***]	• [***] • [***] • [***]
[***]	[***]	• [***] • [***] • [***] • [***] • [***]	• [***] • [***] • [***]
[***]	[***]	• [***] • [***] • [***]	• [***] • [***] • [***]

[***]

            [***]

• [***]

• [***]

[***]
[***]	[***]	• [***]	• [***] • [***] • [***]
[***]	[***]	• [***] • [***] • [***]	• [***] • [***] • [***] • [***]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

[***]	[***]	• [***] • [***] • [***] • [***]	• [***] • [***] • [***]
[***]	[***]	• [***] • [***]	• [***] • [***] • [***]
[***]	[***]	• [***] • [***] • [***]	• [***] • [***] • [***]
[***]	[***]	• [***] • [***] • [***] • [***] • [***]	• [***] • [***] • [***]
[***]	[***]	• [***] • [***]	• [***] • [***]
[***]	[***]	• [***] • [***]	• [***] • [***]

[***]

[***]

■	[***].

[***]
[***]	[***]	• [***]	• [***] • [***] • [***]
[***]	[***]	• [***]	• [***] • [***] • [***]
[***]	[***]	• [***] • [***] • [***]	• [***] • [***]
[***]	[***]	• [***] • [***] • [***]	• [***] • [***]
[***]	[***]	• [***] • [***]	• [***] • [***]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

• [***]
[***]	[***]	• [***] • [***] • [***] • [***]	• [***] • [***] • [***]
[***]	[***]	• [***] • [***] • [***]	• [***] • [***]

[***]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

Schedule 3.1

Facilities

Facility One

ADVO, Inc.

235 Great Pond Drive

Windsor, CT 06095

Facility Two

ADVO, Inc.

14425 Torrey Chase Blvd.

Suite 310

Houston, TX 77014

Notes:

Pricing schedule is based on AE onsite team being co-located at the Windsor and Houston facilities. Incremental costs (i.e. technology) may be incurred in placing onsite personnel at the Houston facility. Any additional technology costs, labor rate increases in Houston vs. Windsor, or additional FTE requirements will be reviewed and approved by both parties prior to implementation.

Primary production services will be delivered from the Affinity Express India location in Pune, India. Additional and backup production services may be provided from subcontracted ‘hot backup’ sites in India. Additional and backup services may also be provided from Affinity Express or subcontracted backup sites in North America.

Certain on-site resources as described in the appropriate Statements of Work are expected to be housed in ADVO facilities. Unless otherwise agreed in a specific Statement of Work use of such facilities including provision of appropriate workspace furniture, telephone usage (calling within the United States), and internet access shall be at no charge to AE. In the event, AE’s internet usage begins to affect the network performance at ADVO (utilization above acceptable “open” ranges), AE will look at an alternative solution for internet access at their expense.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

Schedule 4.2

Human Resources Provisions

1.1    Key Supplier Personnel

[***]

1.2    Qualifications and Training of AE Personnel

[***]

1.3    Other Personnel Requirements

[***]

1.4    Staffing Deployment and Organization

[***]

1.5    Code of Business Ethics and Conduct

1.	All AE personnel onsite would be required to review and comply with all ADVO

Code of Business Ethics and Conduct guidelines.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

Schedule 4.3(a)(i)

ADVO-Owned Software

Except as otherwise provided herein, each ADVO-Owned Software described in this Schedule 4.3(a)(i) is owned solely by ADVO. The software may be used during the AE advertising design process, providing ADVO authorizes such use.

Job Tracking System

[***]

[***]

[***]

ADVO Graphics Gallery

[***]

[***]

[***]

[***]

[***]

[***]

Central Library

[***]

Job File Repository (JFR)

[***]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

Schedule 4.3(a)(i) (cont.)

ADVO-Owned Imagery

[***]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

Schedule 4.3(a)(ii)

Third Party Software

Software	Total License Quantity
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]

[***]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ADVO, Inc.

Phase 1 2 Pricing and Payment Schedule

[***]

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

Schedule 8.6

Periodic Reports

This Schedule 8.6 is attached to and made a part of the Master Services Agreement dated as of April __, 2006 by and between ADVO and AE. AE agrees to conform to all necessary Tracking and Reporting (as defined below) of ADVO, Inc., within industry reason.

“Tracking and Reporting” means, but is not limited to, the tracking of versions, advertising design time, premedia processing and consumables, all Service Levels, etc.

[***] Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.